终止协议

Termination Agreement

甲方：　中国环球矿业资源有限公司

Party A: CHINA GLOBAL MINING RESOURCES LIMITED

乙方：　陕西华泽镍钴金属有限公司

Party B: SHAANXI HUA ZE NICKEL AND COBALT METALS CO.,LTD.

鉴于：

Whereas:

甲乙双方均同意以友好方式终止双方于2007年4月14日签订的《合资经营协议》(以下简称“协议”)及于2007年6月6日签订的《补充协议》(以下简称“补充协议”)。

Both Party A and Party B agree to terminate the Joint Venture Contract (the "Contract") concluded on April 14, 2007 and its Supplemental Agreement concluded on June 6, 2007 in an amicable way.

因此，甲、乙双方经友好协商达成如下终止协议：

Therefore, Party A and Party B reached the following Termination Agreement through amicable consultation:

第一条：协议及补充协议应于本终止协议生效时解除。

Article 1 The Contract and the Supplemental Agreement shall be terminated upon the effectiveness of this Termination Agreement.

第二条：双方在此确认，双方均未就协议及补充协议进行过任何履行。

Article 2 Both Party A and Party B hereby confirm that, neither Party A nor Party B did undertake any performance of the Contract or the Supplemental Agreement by far.

第三条：双方之间的任何争议，包括但不限于因协议或补充协议引起的或有关的，现在已经发生的和将来可能发生的全部争议已经因本终止协议的签订而全部解决。在本终止协议生效后，甲方和乙方均不得在任何时候，以任何形式，依据任何国家或地区的法律，就与协议或补充协议有关的任何事项，向对方或者对方的权利义务的继受方或关联公司主张任何权利。

Article 3 Both Party A and Party B hereby confirm that, any and all dispute between Party A and Party B, including but not limited to any dispute in relation to the-

Contract or the Supplemental Agreement, whether has arose or may arise in the future, has been settled as a result of the execution of this Termination Agreement. After this Termination Agreement become effective, neither Party A nor Party B shall, at any time or based on any applicable law, raise any claim in any form against the other Party or its heirs or affiliated companies in relation to the Contract or the Supplemental Agreement.

第四条：本终止协议经双方签字盖章且双方签订的《和解协议》生效之日起生效。

Article 4 This Termination Agreement shall enter into effect upon the affixed seals and signature of authorized representative of both parties, and effectiveness of Settlement Agreement concluded by two parties.

第五条：本终止协议以中文和英文书就，一式二份，甲、乙双方各执一份。中文文本和英文文本具有同等法律效力。

Article 5: This Termination Agreement is made in both Chinese and English and in duplicates with Party A and Party each holds one copy. The Chinese version and the English version shall be of equal legal effect.

甲方：中国环球矿业资源有限公司

Party A: CHINA GLOBAL MINING RESOURCES LIMITED

授权代表(signed by): ____________

日　期(Date): ____________ 2008/07/31

乙方：陕西华泽镍钴金属有限公司

Party B: SHAANXI HUA ZE NICKEL AND COBALT METALS CO.,LTD.

授权代表(signed by): ____________

日　期(Date): ____________ 2008/07/31